EXHIBIT 10.2

GUARANTY AGREEMENT

This Guaranty Agreement (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Guaranty Agreement”), dated as of April 9, 2019, by and between Grigorios Siokas, with a principal residence at ____________________________________________________________ (“Guarantor”) and ___________________________ (“Lender”). All capitalized terms used herein and not otherwise defined shall have the meaning set forth in that certain Senior Promissory Note, dated as of the date hereof (the “Note”), by and between the Lender and Cosmos Holdings, Inc. (the “Debtor”).

RECITALS

WHEREAS, pursuant to that certain Note, the Lender has agreed to lend the Debtor $250,000;

WHEREAS, the Guarantor has agreed to personally guaranty repayment of the Note as security for the obligations of the Debtor under the Note;

WHEREAS, Guarantor will benefit, directly or indirectly, from repayment of the Note contemplated by the Note; and

WHEREAS, it is a condition to the effectiveness of the Note that this Guaranty Agreement be executed and delivered by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees for the benefit of Lender as follows:

1. GUARANTY.

1.1 Guaranty.

(a) Guarantor unconditionally and irrevocably guarantees to Lender repayment of the Note.

(b) Guarantor, to the extent permitted by applicable law, waives presentation to, demand for payment from and protest to, as the case may be, Debtor or any other guarantor of any of the Guaranteed Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of Guarantor hereunder shall not be affected by: (i) the failure of Lender to assert any claim or demand or to exercise or enforce any right or remedy against Debtor under the provisions of the Note or otherwise; (ii) any extension or renewal of any provision hereof or thereof; or (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of the Note.

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(c) Guarantor further agrees that this Guaranty Agreement constitutes a guaranty of performance and of payment when due (beyond applicable notice and cure periods) and not just of collection, and waives, to the fullest extent permitted by applicable law, any right to require that any resort be had by Lender to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of Lender in favor of Debtor.

(d) Guarantor acknowledges and agrees that Guarantor expects to derive benefit, directly and indirectly, from the successful operations of Debtor and any financial accommodations arising from the Note.

1.2 Limitation on Guaranteed Amount.

(a) Notwithstanding any other provision of this Guaranty Agreement, the amount guaranteed by Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Guaranty Agreement shall not be rendered voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or to being set aside or annulled under any applicable state law or foreign statute relating to fraud on creditors or under common law. In determining the limitations, if any, on the amount of Guarantor’s obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which Guarantor may have under this Guaranty Agreement or applicable statute shall be taken into account.

(b) Without limiting the provisions of Section 1.2(a) above, and notwithstanding any other provision of this Guaranty Agreement, the continuing liability of the Guarantor under this Guaranty Agreement shall be limited to the Shortfall Shares.

2. REPRESENTATIONS AND WARRANTIES; COVENANTS.

2.1 Guarantor makes the following representations and warranties, all of which shall survive the execution and delivery of this Guaranty Agreement:

(i) the execution, delivery and performance of this Guaranty Agreement (a) will not violate any provision of applicable law, any order of any court or other agency of the United States or any state thereof, applicable to Guarantor or any of his properties or assets; (b) does not require the consent or approval of any Person or entity, including but not limited to any governmental authority, or any filing or registration of any kind; and (c) is the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, and general principles of equity; and

(ii) the execution, delivery and performance of this Guaranty Agreement will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of Guarantor other than pursuant to this Guaranty Agreement or the Note.

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3. MISCELLANEOUS

3.1 Notices. All communications and notices hereunder shall be in writing and given to the addresses first set forth above in the Preamble.

3.2 Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Guarantor that are contained in this Guaranty Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guaranty Agreement shall become effective as to Guarantor when a counterpart hereof executed on behalf of Guarantor shall have been delivered to Lender, and a counterpart shall have been executed on behalf of Lender, and thereafter shall be binding upon Guarantor and Lender and their respective successors and assigns, and shall inure to the benefit of Guarantor, Lender, and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights or obligations hereunder or an interest herein (and any such attempted assignment shall be void).

3.3 Governing Law. This Guaranty shall be governed by and be construed and enforced in accordance with the substantive law of the State of Nevada, without regard to the choice of law provisions thereof. Each party hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the state courts sitting in the City and State of New York, Borough of Manhattan and federal court of the United States Southern District Court of New York for any action, dispute, suit or proceeding arising out of or relating to this Guaranty. The choice of forum set forth in this Section 3.3 will not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any other jurisdiction. In the event of any action or suit as to any matters of dispute between the parties, service of any process may be made upon the other party in the same manner as the giving of notices under Section 4.1 of this Agreement.

3.4 No Waiver, etc. Neither a failure nor a delay on the part of Lender in exercising any right, power or privilege under this Guaranty Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Lender expressly specified herein are cumulative and not exclusive of any other rights, remedies or benefits which Lender may have under this Guaranty Agreement, at law, in equity, by statute, or otherwise.

3.5 Modification, etc. No modification, amendment or waiver of any provision of this Guaranty Agreement, nor the consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

3.6 Severability. If any one or more of the provisions contained in this Guaranty Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

3.7 Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Guaranty Agreement.

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3.8 Counterparts. This Guaranty Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3.2. Delivery of an executed signature page to this Guaranty Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart to this Guaranty Agreement.

3.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN RESOLVING ANY CLAIM OR COUNTERCLAIM RELATING TO OR ARISING OUT OF THIS GUARANTY AGREEMENT OR THE SUBJECT MATTER HEREOF.

3.10 Right of Setoff. If an Event of Default under the Note shall have occurred and be continuing beyond applicable notice and cure periods, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Lender to or for the credit or the account of Guarantor against any or all of the obligations of Guarantor now or hereafter existing under this Guaranty Agreement and any other Note held by Lender, irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement or the Note and although such obligations may be unmatured. The rights of Lender under this Section 3.10 are in addition to the other rights and remedies (including other rights of setoff) which Lender may have. Lender agrees to promptly notify Guarantor after any such setoff and application made by Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

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IN WITNESS WHEREOF, Guarantor and Lender have executed this Guaranty Agreement as of the date first written above.

GUARANTOR:

By:
	Name:	Grigorios Siokas
Address:

LENDER:

By:
Name:

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